UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 26, 2019

ATTIS INDUSTRIES INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-13984	13-3832215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12540 Broadwell Road, Suite 2104

Milton, GA 30004

(Address of Principal Executive Offices) (Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.025	ATIS	The NASDAQ Capital Market

Warrant to purchase Common Stock (expiring January 30, 2022)	ATISW	The NASDAQ Capital Market

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On April 26, 2019, the board of directors (the “Board”) of Attis Industries Inc. (the “Company”), following discussion by the audit committee of the board of directors (the “Audit Committee”) with the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), concluded that the following previously filed financial statements of the Company should not be relied upon:

•	The Company’s unaudited financial statements for the quarterly period ended June 30, 2018, contained in the Company’s Quarterly Reports on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on August 20, 2018 (the “Q2 Report”).

The conclusion to prevent future reliance on the aforementioned financial statements resulted from the determination that the Q2 Report failed to properly account for certain liabilities related to warrants issued by the Company, certain transaction costs that were not accrued and certain transactions that were otherwise not properly accounted for. Specifically, the Company has determined that:

i.	In accordance with ASC 815, warrants issued by the Company in June 2017 and July 2017, in connection with the Company’s registered offering that closed on June 28, 2017, should have been recorded as liabilities based on the fact that the warrants do not expressly preclude the Company from becoming obligated to settle in cash if registered shares cannot be delivered to the warrant holders ;

ii.	The Company corrected the purchase accounting and finalized the fair value amounts related to the acquisition of FLUX Carbon LLC (“FLUX”) in May 2018, previously disclosed in Current Report on Form 8-K filed with the SEC on June 1, 2018.

iii.	$300,000 of transaction costs, related to the divestiture of the Company’s waste operations during the fiscal quarter ended June 30, 2018, should have been accrued; and

iv.	The Company did not correctly account for the Patent License Agreement with American Science and Technology Corporation (“AST”), as described in the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2017 as an acquisition, which should have been accounted for as a capital lease and a license .

The Company continues to review certain other historical transactions which could result in additional adjustments to the Q2 Report and which also could result in additional prior period financial statements that can no longer be relied upon. The Company will, as soon as is practicable, make adjustments as appropriate to those periods.

The Audit Committee discussed the matters described in this Item 4.02 with representatives of BDO.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Attis Industries Inc.

Date: May 2, 2019	By:	/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer

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